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                                                                   Exhibit 10.18


                           ADMENDMENT No. 1 TO LEASE


1.  Parties.
    -------

     This Amendment, dated as of February 10, 1994, is between Andover Mills Realty Limited Partnership ("Landlord") and FTP Software, Inc. ("Tenant").

2.  Recitals.
    --------

     2.1 Landlord and Tenant have entered into a Lease, dated as of October 1, 1993, for space at the project know as Brickstone Square in Andover, Massachusetts ("Lease"). Unless otherwise defined, terms used in this Amendment have the same meanings as those used in the Lease.

     2.2 Landlord and Tenant wish to change the location of a portion of the Expansion Space. To accomplish this and certain other matters, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows:

3.  Amendments.
    ----------

     3.1 In Sections 28.1 and 28.2 in Rider #1 to the Lease, the previous definition of Expansion Space is deleted, and for all purposes under Lease Expansion Space will be deemed to mean: the space on the first floor of the Building, agreed to contain 63,176 square feet of rentable area, shown as Expansion Space in Exhibit "B" attached hereto. Exhibit "B" to the Lease is deleted and Exhibit "B" attached to this Amendment is substituted in its place.

     3.2 Tenant acknowledges that Landlord is attempting to lease the 2nd and 3rd floors of the Building to PictureTel Corporation, and that as part of that lease PictureTel Corporation will have one expansion option to lease approximately 30,000 square feet on the 4th floor of the Building. If and to the extent that Tenant has any rights under Article 16 (Right of First Offer) of the Lease with respect to the space described above, Tenant hereby waives such rights to favor of Landlord's lease to PictureTel Corporation (and any extensions thereof) and PictureTel Corporation's potential exercise of its expansion option, and consents to Landlord's lease to PictureTel Corporation.

     Except as set forth above, the Lease remains unchanged and in full force and effect.

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     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment as of the date in Article 1 above.


                                       ANDOVER MILLS REALTY LIMITED
                                       PARTNERSHIP,
                                       a Massachusetts limited partnership

                                       By: Niuna-Andover, Inc., a Massachusetts
            corporation, a general partner

WITNESS:


/s/ David Miller                       By: /s/ John Kusmiersky
 ------------------------------------      -------------------------------------
Name:
Title:  Vice President


WITNESS:                               FTP SOFTWARE, INC.


                                       By: /s/ Robert W. Goodnow, Jr.
- -------------------------------------      -------------------------------------
Name:                                        Name:  Robert W. Goodnow, Jr.
Title:                                       Title: Vice President
                                             Authorized Signatory

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                                  EXHIBIT "B"
                                  -----------

                             EXPANSION OPTION SPACE

                                  BUILDING 100

                                  FIRST FLOOR

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